UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21477

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund
(Exact name of registrant as specified in charter)

385 East Colorado Boulevard, Pasadena, CA			91101
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2013

ITEM 1.                 REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report  |  June 30, 2013

WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND (WIW)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to provide current income. Capital appreciation, when consistent with current income, is a secondary investment objective.

What’s inside

Letter to shareholders	II

Investment commentary	V

Fund at a glance	1

Spread duration	2

Effective duration	3

Schedule of investments	4

Statement of assets and liabilities	11

Statement of operations	12

Statements of changes in net assets	13

Financial highlights	14

Notes to financial statements	15

Dividend reinvestment plan	32

Letter to shareholders

Dear Shareholder,

We thank you for your investment in Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (the “Fund”). As investment adviser for the Fund, we are pleased to submit the Fund’s semi-annual shareholder report for the six-month reporting period ended June 30, 2013.

For the six-month period ended June 30, 2013, the Fund returned -7.18% based on its net asset value (“NAV”)i and -8.82% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Government Inflation-Linked 1-10 Year Indexii and the Barclays U.S. Government Inflation-Linked All Maturities Indexiii, returned -5.23% and -7.84%, respectively, for the same period. All Fund returns cited — whether based on NAV or market price — assume the reinvestment of all distributions. Performance data reflects fees and expenses of the Fund. Past performance does not guarantee future results. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

A number of adjustments were made to the Fund during the reporting period. Early in the period we increased our allocations to investment grade corporate Financials and Industrials and U.S. high yield, at the expense of U.S. TIPS Treasury Inflation-Protected Securities (“TIPS”).iv This was beneficial for performance during the first quarter of 2013. As valuations improved, we reduced our UK and Canadian inflation linked bond (“linker”) exposures in favor of U.S. nominal Treasuries and TIPS. Finally, we reduced our exposure to U.S. credit in the second quarter as the market rallied.

The Fund employed U.S. Treasury futures and options on U.S. Treasury futures as well as Euro-Bobl futures and options on Euro-Bund futures during the reporting period to manage its yield curvev positioning and duration.vi The use of these instruments, in aggregate, did not meaningfully impact the Fund’s performance. Currency forwards, which were used to manage our currency exposures, positively contributed to results. Credit default swaps were used to manage our credit exposure. The use of these instruments helped performance during the reporting period.

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II	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

The largest contributors to the Fund’s absolute performance during the reporting period were its exposures to UK and Canadian inflation linked bonds and currency in the first quarter. The Fund’s allocation to mortgage-backed securities (“MBS”) was also additive for performance.

The largest detractor from the Fund’s absolute performance for the period was its allocation to U.S. TIPS which suffered significant losses in the second quarter as real and nominal yields rose globally. Having reduced exposure to credit securities early in the second quarter, their impact on the portfolio was muted, especially emerging markets securities which were underweight target for most of the period.

As of June 30, 2013, the Fund’s market price of $11.85 per share represented a discount of 13.31% to its NAV of $13.67 per share. In each month of the period, the Fund provided its investors with a distribution of $0.0335 per share. The most recent distribution represents an annualized distribution rate of 3.39% based on the Fund’s last closing market price of $11.85 as of June 30, 2013.

The Fund’s investment objective is to provide current income. Capital appreciation, when consistent with current income, is a secondary objective. Under the Fund’s investment policies, under normal market conditions and at the time of purchase, the Fund will invest:

•        At least 80% of its total managed assetsvii in inflation-linked securities

•        No more than 40% of its total managed assets in below investment grade securities

•        Up to 100% of its total managed assets in non-U.S. dollar investments, which gives the Fund the flexibility to invest up to 100% of its total assets in non-U.S. dollar inflation-linked securities (up to 100% of its non-U.S. dollar exposure may be unhedged)

Each of the foregoing policies is a non-fundamental policy that may be changed without shareholder approval. The Fund has also adopted the following non-fundamental policy, which, to the extent required by applicable law, may only be changed after notice to shareholders: under normal market conditions, the Fund will invest at least 80% of its total managed assets in inflation-protected securities and non-inflation-protected securities and instruments with the potential to enhance the Fund’s income. To the extent permitted by the foregoing policies, the Fund may invest in emerging market debt securities. Reverse repurchase agreements and other forms of leverage will not exceed 38% of the Fund’s total managed assets. The Fund currently expects that the average effective durationviii of its portfolio will range between zero and fifteen years, although this target duration may change from time to time. The Fund may enter into credit default swap contracts for investment purposes, to manage its credit risk or to add leverage.

Shareholders have the opportunity to reinvest their dividends from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 32 of this report. In general, if shares are trading at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common

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Western Asset/Claymore Inflation-Linked Opportunities & Income Fund	III

Letter to shareholders (cont’d)

shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.guggenheiminvestments.com/wiw.

Sincerely,

Guggenheim Funds Investment Advisors, LLC

July 26, 2013

i                     Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ii                  The Barclays U.S. Government Inflation-Linked 1-10 Year Index measures the performance of the intermediate U.S. TIPS market.

iii               The Barclays U.S. Government Inflation-Linked All Maturities Index measures the performance of the U.S. TIPS market. The Index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500 million or more.

iv                U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

v                   The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vi                Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii             “Total managed assets” equals the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage).

viii          Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

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IV	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended June 30, 2013 (the “reporting period”), but the pace was far from robust. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was an anemic 0.1% during the fourth quarter of 2012. This weakness was partially driven by moderating private inventory investment and federal government spending. Economic growth then improved, as first quarter 2013 GDP growth was 1.1%. Accelerating growth was due, in part, to strengthening consumer spending, which rose 2.3% during the first quarter, versus a 1.7% increase during the previous quarter. The U.S. Department of Commerce’s initial reading for second quarter 2013 GDP growth, released after the reporting period ended, was 1.7%. This increase was partially driven by increases in non-residential fixed investment and exports, along with a smaller decline in federal government spending versus the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.9%. Unemployment then fell to 7.7% in February, 7.6% in March and 7.5% in April. It then edged up to 7.6% in May and was unchanged in June. In an encouraging sign, an average of almost 202,000 jobs were created per month during the first half of 2013. In contrast, the monthly average was roughly 183,000 in 2012. In addition, the percentage of longer-term unemployed has declined, as roughly 36.7% of the 11.8 million Americans looking for work in June 2013 have been out of work for more than six months, versus 38.1% in January 2013.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales dipped 1.2% on a seasonally adjusted basis in June 2013 versus the previous month and were 1.52% higher than in June 2012. In addition, the NAR reported that the median existing-home price for all housing types was $214,200 in June 2013, up 13.5% from June 2012. This marked the sixteenth consecutive month that home prices rose compared to the same period a year earlier. While the inventory of homes available for sale rose 1.9% in June 2013 to a 5.2 month supply at the current sales pace, it was 7.6% lower than in June 2012.

While manufacturing activity was weak in many international developed countries, it was generally positive in the U.S. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, the U.S. manufacturing sector expanded during the first four months of the reporting period. Manufacturing then experienced a setback, falling from 50.7 in April 2013 to 49.0 in May (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). However, manufacturing then moved back into expansion territory in June, as the PMI increased to 50.9. During June, 12 of the 18 industries within the PMI expanded, versus 10 expanding the prior month.

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Western Asset/Claymore Inflation-Linked Opportunities & Income Fund	V

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “...as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “...the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” This initially triggered a sharp sell-off in both the stock and bond markets. While the stock market subsequently rallied and reached a new record high on July 12, the bond market did not rebound as sharply. As a result, Treasury yields remained sharply higher than they were prior to Chairman Bernanke’s press conference. At its meeting that ended on July 31, 2013, after the reporting period ended, the Fed did not institute any policy changes and left its $85 billion a month asset purchase program intact.

Q. Did Treasury yields trend higher or lower during the six months ended June 30, 2013?

A. Both short- and long-term Treasury yields moved sharply higher during the reporting period. When the period began, the yield on the two-year Treasury was 0.25%. It fell as low as 0.20% in late April/early May 2013 and was as high as 0.43% on June 25, 2013, before ending the period at 0.36%. The yield on the ten-year Treasury began the period at 1.78%. Ten-year Treasuries reached a low of 1.66% in early May 2013 and peaked at 2.60% on June 25, 2013, before edging down to 2.52% at the end of the period.

Q. What was the inflationary environment during the reporting period?

A. Inflation was relatively benign during the reporting period. For the six months ended June 30, 2013, the seasonally unadjusted rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)v, was 1.70%. The CPI-U less food and energy was 1.13% over the same time frame. Inflation-protected securities generated weak results during the reporting period due to moderating expectations for inflation and rising interest rates. During the six months ended

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VI	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

June 30, 2013, the Barclays U.S. TIPS Indexvi fell 7.39%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. Most spread sectors performed poorly during the reporting period. Spread sector demand was often solid during the first four months of the period as investors looked to generate incremental yield in the low interest rate environment. Even so, there were several periods of volatility given a number of macro issues, including the European sovereign debt crisis, mixed economic data and concerns related to the U.S. “fiscal cliff” and sequestration. The spread sectors then weakened over the last two months of the period amid sharply rising interest rates given the Fed’s plan to begin tapering its asset purchase program sooner than previously anticipated. The majority of spread sectors generated negative absolute returns and performed largely in line with equal-durationvii Treasuries during the reporting period as a whole. For the six months ended June 30, 2013, the Barclays U.S. Aggregate Indexviii fell 2.44%.

Q. How did the high-yield market perform over the six months ended June 30, 2013?

A. The U.S. high-yield bond market was one of the few spread sectors to generate a positive return during the reporting period. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexix, posted positive returns during the first four months of the period. Risk appetite was often solid during that time as investors were drawn to higher yielding securities. However, the high-yield market gave back a large portion of previous gains in May and June. All told, the high-yield market gained 1.42% for the six months ended June 30, 2013.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The asset class generated poor results during the six months ended June 30, 2013. Aside from a brief rally in April 2013, the asset class fell during the other five months of the reporting period. This weakness was triggered by a number of factors, including concerns over moderating global growth, fears of a “hard landing” for China’s economy, generally weaker commodity prices and sharply rising U.S. interest rates. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)x fell 8.22% over the six months ended June 30, 2013.

Performance review

For the six months ended June 30, 2013, Western Asset/Claymore Inflation-Linked Opportunities & Income Fund returned -7.18% based on its net asset value (“NAV”)xi and -8.82% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Government Inflation-Linked 1-10 Year Indexxii and the Barclays U.S. Government Inflation-Linked All Maturities Indexxiii, returned -5.23% and -7.84%, respectively, for the same period. The Barclays World Government Inflation-Linked All Maturities Indexxiv and the Fund’s Custom Benchmarkxv returned -7.31% and -7.71%, respectively, over the same time frame.

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Western Asset/Claymore Inflation-Linked Opportunities & Income Fund	VII

Investment commentary (cont’d)

During this six-month period, the Fund made distributions to shareholders totaling $0.20 per share, which may have included a return of capital.# The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2013. Past performance is no guarantee of future results.

Performance Snapshot as of June 30, 2013 (unaudited)

Price Per Share	6-Month Total Return*
$13.67 (NAV)	-7.18	%†
$11.85 (Market Price)	-8.82	%‡

All figures represent past performance and are not a guarantee of future results.

*      Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

†       Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡      Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Western Asset Management Company

August 1, 2013

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment’s price. The Fund is subject to the additional risks associated with inflation-protected securities, including liquidity risk, prepayment risk, extension risk and deflation risk. Investments in foreign companies, including emerging markets, involve risks beyond those inherent solely in domestic investments. Leverage may cause a fund to be more volatile than if the fund had not been leveraged, which may increase the risk of investment loss. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than investments in other fixed-income securities. International investments are subject to currency fluctuations as well as social, economic and political risks. These risks are magnified in emerging markets.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

#        The actual source of the Fund’s 2013 fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the 2013 fiscal year.

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VIII	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

i                     Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii                  The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii               The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv                The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v                   The Consumer Price Index for All Urban Consumers (“CPI-U”) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force.

vi                The Barclays U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities.

vii             Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

viii          The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ix                The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

x                   The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

xi                Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

xii             The Barclays U.S. Government Inflation-Linked 1-10 Year Index measures the performance of the intermediate U.S. TIPS market.

xiii     The Barclays U.S. Government Inflation-Linked All Maturities Index measures the performance of the U.S. TIPS market. The Index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500 million or more.

xiv           The Barclays World Government Inflation-Linked All Maturities Index measures the performance of the major government inflation-linked bond markets.

xv              The Custom Benchmark is comprised of 90% Barclays U.S. Government Inflation-Linked All Maturities Index, 5% Barclays U.S. Credit Index and 5% JPMorgan Emerging Markets Bond Index Plus (“EMBI+”). The Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher). The EMBI+ is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.

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Western Asset/Claymore Inflation-Linked Opportunities & Income Fund	IX

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†      The bar graph above represents the composition of the Fund’s investments as of June 30, 2013 and December 31, 2012 and does not include derivatives such as written options, forward foreign currency contracts, futures contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡      Represents less than 0.1%.

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Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2013 Semi-Annual Report	1

Spread duration (unaudited)

Economic Exposure – June 30, 2013

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Government Inflation-Linked All Maturities Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WIW	— Western Asset/Claymore Inflation-Linked Opportunites & Income Fund

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2	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2013 Semi-Annual Report

Effective duration (unaudited)

Interest Rate Exposure — June 30, 2013

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Government Inflation-Linked All Maturities Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WIW	— Western Asset/Claymore Inflation-Linked Opportunites & Income Fund

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Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2013 Semi-Annual Report	3

Schedule of investments (unaudited)

June 30, 2013

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Treasury Inflation Protected Securities — 79.5%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	6,970,123	$ 8,303,158
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	62,036,750	71,637,929
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	4,306,761	4,825,256
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	24,441,410	33,922,013
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	7,819,910	9,645,374
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	18,388,890	26,502,988
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	18,623,310	22,633,132
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	25,516,736	31,068,617
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	9,246,553	8,139,852
U.S. Treasury Bonds, Inflation Indexed	0.625%	2/15/43	1,719,431	1,446,069
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/13	32,285,805	32,313,538
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/15	8,524,810	8,863,808
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/15	35,781,614	38,037,538
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/16	36,483,935	39,183,163
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/16	800,660	821,239
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	25,033,801	27,748,416
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/17	15,357,150	15,756,682
U.S. Treasury Notes, Inflation Indexed	2.625%	7/15/17	34,198,255	38,796,313
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/18	15,895,057	17,398,872
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/18	19,163,729	19,657,789
U.S. Treasury Notes, Inflation Indexed	1.375%	7/15/18	3,698,809	4,039,795
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/19	5,956,995	6,736,521
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/21	29,838,971	31,911,377
U.S. Treasury Notes, Inflation Indexed	0.625%	7/15/21	26,154,863	26,992,629
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/22	58,439,081	57,238,333
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/22	889,856	869,765
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/23	83,516,776	80,978,618
Total U.S. Treasury Inflation Protected Securities (Cost — $676,718,031)				665,468,784
Asset-Backed Securities — 0.1%
Bayview Financial Acquisition Trust, 2004-C A1	0.825%	5/28/44	18,375	18,044	(a)
Bear Stearns Asset-Backed Securities Inc., 2007-SD2 2A1	0.593%	9/25/46	126,817	99,569	(a)
Bear Stearns Asset-Backed Securities Trust, 2001-3 A1	1.093%	10/27/32	8,331	7,700	(a)
New Century Home Equity Loan Trust, 2003-A M1	1.318%	10/25/33	219,817	203,594	(a)(b)
Security National Mortgage Loan Trust, 2006-3A A2	5.830%	1/25/37	300,000	236,646	(a)(b)
Total Asset-Backed Securities (Cost — $363,653)				565,553
Collateralized Mortgage Obligations — 0.7%
Bear Stearns Adjustable Rate Mortgage Trust, 2004-1 23A1	5.405%	4/25/34	122,192	118,754	(a)
Bear Stearns Alt-A Trust, 2007-1 1A1	0.353%	1/25/47	217,094	111,572	(a)

See Notes to Financial Statements.

__

4	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2013 Semi-Annual Report

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Countrywide Alternative Loan Trust, 2004-33 1A1	3.034%	12/25/34	8,353	$ 8,054	(a)
Countrywide Alternative Loan Trust, 2004-33 2A1	3.043%	12/25/34	8,831	8,656	(a)
Downey Savings & Loan Association Mortgage Loan Trust, 2004-AR1 A2B	1.032%	9/19/44	40,090	25,539	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4013 AI, IO	4.000%	2/15/39	12,672,894	2,464,485
Federal Home Loan Mortgage Corp. (FHLMC), 4057 UI, IO	3.000%	5/15/27	6,144,832	667,208
Federal Home Loan Mortgage Corp. (FHLMC), 4085, IO	3.000%	6/15/27	5,728,866	794,559
First Horizon Alternative Mortgage Securities, 2006-FA8 1A8	0.563%	2/25/37	228,979	140,870	(a)
Harborview Mortgage Loan Trust, 2006-02	2.842%	2/25/36	280,716	214,375	(a)
MASTR Adjustable Rate Mortgages Trust, 2006-0A1 1A1	0.403%	4/25/46	532,548	384,867	(a)
Morgan Stanley Mortgage Loan Trust, 2007-11AR 2A3	2.579%	6/25/37	189,814	105,218	(a)
Nomura Asset Acceptance Corp., 2004-AR4 1A1	2.658%	12/25/34	53,183	53,451	(a)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.098%	9/25/37	155,599	160,707	(a)
WaMu Mortgage Pass-Through Certificates, 2004-AR08 A1	0.608%	6/25/44	28,659	24,001	(a)
WaMu Mortgage Pass-Through Certificates, 2007-HY1 4A1	2.553%	2/25/37	335,066	276,002	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR06 2A	1.133%	8/25/46	322,395	198,701	(a)
Total Collateralized Mortgage Obligations (Cost — $4,797,753)				5,757,019
Corporate Bonds & Notes — 12.4%
Consumer Discretionary — 1.2%
Automobiles — 0.3%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	420,000	463,575
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	1,940,000	2,115,085
Total Automobiles				2,578,660
Hotels, Restaurants & Leisure — 0.1%
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	1,020,000	1,034,025
Media — 0.8%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.500%	4/30/21	1,250,000	1,303,125
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,300,000	1,456,000
Grupo Televisa SA, Senior Notes	6.625%	3/18/25	860,000	1,005,303
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	2,000,000	2,080,000	(b)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	1,000,000	1,050,000	(b)
Total Media				6,894,428
Total Consumer Discretionary				10,507,113

See Notes to Financial Statements.

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Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2013 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Staples — 0.9%
Beverages — 0.2%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.625%	4/15/15	1,320,000	$ 1,386,075
Food Products — 0.4%
Mondelez International Inc., Senior Notes	4.125%	2/9/16	3,490,000	3,730,629
Tobacco — 0.3%
Reynolds American Inc., Senior Notes	3.250%	11/1/22	2,700,000	2,509,912
Total Consumer Staples				7,626,616
Energy — 2.6%
Energy Equipment & Services — 0.1%
CGG, Senior Notes	9.500%	5/15/16	1,000,000	1,043,750
Oil, Gas & Consumable Fuels — 2.5%
Arch Coal Inc., Senior Notes	7.250%	6/15/21	1,000,000	810,000
Chesapeake Midstream Partners LP/ CHKM Finance Corp., Senior Notes	6.125%	7/15/22	2,020,000	2,045,250
Concho Resources Inc., Senior Notes	5.500%	10/1/22	740,000	732,600
Continental Resources Inc., Senior Notes	7.125%	4/1/21	570,000	627,000
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	1,081,176	1,178,482	(b)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,020,000	1,206,150
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	2,000,000	2,124,858
Enterprise Products Operating LLC, Junior Subordinated Notes	8.375%	8/1/66	1,135,000	1,265,525	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	1,060,000	1,075,900	(b)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	234,000	241,020
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	5.500%	2/15/23	500,000	492,500
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	1,000,000	1,002,500
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	1,250,000	1,255,867
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	500,000	499,531
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	1,080,000	1,144,558
PT Pertamina Persero, Senior Notes	4.875%	5/3/22	1,240,000	1,187,300	(b)
Range Resources Corp., Senior Notes	5.000%	8/15/22	190,000	185,725
Range Resources Corp., Senior Subordinated Notes	5.750%	6/1/21	500,000	515,000
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	1,000,000	1,045,000
Samson Investment Co., Senior Notes	10.000%	2/15/20	1,250,000	1,317,187	(b)
WPX Energy Inc., Senior Notes	6.000%	1/15/22	500,000	505,000
Total Oil, Gas & Consumable Fuels				20,456,953
Total Energy				21,500,703

See Notes to Financial Statements.

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6	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2013 Semi-Annual Report

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Financials — 2.7%
Commercial Banks — 1.7%
BAC Capital Trust XIV, Junior Subordinated Notes	4.000%	7/29/13	5,300,000	$ 4,452,000	(a)(c)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	4,310,000	4,229,187
Wells Fargo & Co., Senior Notes	1.500%	1/16/18	5,500,000	5,364,293
Total Commercial Banks				14,045,480
Consumer Finance — 0.4%
Ally Financial Inc., Senior Notes	5.500%	2/15/17	1,090,000	1,138,843
American Express Credit Corp., Senior Notes	2.750%	9/15/15	2,170,000	2,250,861
Total Consumer Finance				3,389,704
Diversified Financial Services — 0.6%
Bank of America Corp., Senior Notes	4.500%	4/1/15	1,990,000	2,087,363
Citigroup Inc., Senior Notes	6.010%	1/15/15	2,560,000	2,733,888
Total Diversified Financial Services				4,821,251
Total Financials				22,256,435
Health Care — 0.7%
Health Care Providers & Services — 0.4%
CHS/Community Health Systems Inc., Senior Notes	7.125%	7/15/20	1,300,000	1,339,000
HCA Inc., Senior Secured Notes	7.875%	2/15/20	200,000	215,375
HCA Inc., Senior Secured Notes	7.250%	9/15/20	800,000	859,000
Tenet Healthcare Corp., Senior Secured Notes	6.250%	11/1/18	750,000	789,375
Total Health Care Providers & Services				3,202,750
Pharmaceuticals — 0.3%
Teva Pharmaceutical Finance Co. BV, Senior Notes	2.950%	12/18/22	2,700,000	2,529,668
Total Health Care				5,732,418
Industrials — 0.9%
Aerospace & Defense — 0.3%
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	2,000,000	2,140,000
Electrical Equipment — 0.5%
Eaton Corp., Senior Notes	2.750%	11/2/22	1,930,000	1,805,552	(b)
Eaton Corp., Senior Notes	4.150%	11/2/42	2,660,000	2,386,544	(b)
Total Electrical Equipment				4,192,096
Machinery — 0.1%
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	1,080,000	1,128,600	(b)
Total Industrials				7,460,696
Information Technology — 0.2%
Internet Software & Services — 0.2%
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	1,250,000	1,356,250

See Notes to Financial Statements.

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Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2013 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Materials — 1.7%
Chemicals — 0.2%
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	1,400,000	$ 1,573,188
Construction Materials — 0.1%
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	760,000	798,000	(b)
Containers & Packaging — 0.2%
Ball Corp., Senior Notes	7.375%	9/1/19	1,070,000	1,155,600
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/ Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	7.125%	4/15/19	1,070,000	1,130,187
Total Containers & Packaging				2,285,787
Metals & Mining — 1.1%
Evraz Group SA, Senior Notes	9.500%	4/24/18	650,000	689,000	(b)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	330,000	333,300	(b)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	390,000	401,700	(b)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	1,200,000	1,164,000	(b)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.550%	3/1/22	2,700,000	2,452,564
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	1,100,000	1,100,000	(b)
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	1,250,000	1,331,250
Vale Overseas Ltd., Notes	6.875%	11/21/36	1,230,000	1,245,360
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	510,000	484,416
Total Metals & Mining				9,201,590
Paper & Forest Products — 0.1%
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	695,000	744,693	(b)
Total Materials				14,603,258
Telecommunication Services — 1.0%
Diversified Telecommunication Services — 0.5%
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	1,250,000	1,312,500
UPCB Finance V Ltd., Senior Secured Notes	7.250%	11/15/21	980,000	1,036,350	(b)
UPCB Finance VI Ltd., Senior Secured Notes	6.875%	1/15/22	150,000	155,250	(b)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	1,061,250	1,069,209	(b)(d)
Windstream Corp., Senior Notes	7.500%	4/1/23	750,000	761,250
Total Diversified Telecommunication Services				4,334,559
Wireless Telecommunication Services — 0.5%
America Movil SAB de CV, Senior Notes	3.125%	7/16/22	750,000	691,046
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	650,000	695,500	(b)
Softbank Corp., Senior Notes	4.500%	4/15/20	690,000	664,988	(b)
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	860,000	1,006,200	(b)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	730,000	755,550	(b)
Total Wireless Telecommunication Services				3,813,284
Total Telecommunication Services				8,147,843

See Notes to Financial Statements.

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8	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2013 Semi-Annual Report

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Utilities — 0.5%
Independent Power Producers & Energy Traders — 0.5%
AES Corp., Senior Notes	8.000%	6/1/20	1,300,000		$ 1,482,000
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	1,170,000		1,257,750	(b)
Colbun SA, Senior Notes	6.000%	1/21/20	300,000		319,530	(b)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	1,000,000		1,095,000
Total Utilities					4,154,280
Total Corporate Bonds & Notes (Cost — $104,519,994)					103,345,612
Non-U.S. Treasury Inflation Protected Securities — 1.2%
Canada — 1.2%
Government of Canada, Bonds (Cost — $11,467,581)	4.250%	12/1/26	7,614,522	CAD	10,439,143
Sovereign Bonds — 3.4%
Argentina — 0.1%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	970,000		824,959
Brazil — 0.6%
Federative Republic of Brazil, Senior Notes	4.875%	1/22/21	4,440,000		4,739,700
Colombia — 0.3%
Republic of Colombia, Senior Bonds	4.375%	7/12/21	2,075,000		2,161,112
Indonesia — 0.2%
Republic of Indonesia, Notes	3.750%	4/25/22	1,380,000		1,297,200	(b)
Mexico — 0.3%
United Mexican States, Medium-Term Notes	6.050%	1/11/40	2,656,000		2,895,040
Panama — 0.0%
Republic of Panama, Senior Bonds	6.700%	1/26/36	270,000		313,875
Peru — 0.2%
Republic of Peru, Senior Bonds	8.750%	11/21/33	1,050,000		1,527,750
Philippines — 0.2%
Republic of the Philippines, Senior Bonds	5.500%	3/30/26	1,620,000		1,846,800
Russia — 0.6%
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	3,952,225		4,629,044	(b)
Turkey — 0.5%
Republic of Turkey, Senior Bonds	5.625%	3/30/21	4,325,000		4,616,937
Venezuela — 0.4%
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	4,305,000		3,573,150	(b)
Total Sovereign Bonds (Cost — $30,354,752)					28,425,567

See Notes to Financial Statements.

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Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2013 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Security	Expiration Date	Contracts	Value
Purchased Options — 0.0%
U.S. Treasury 10-Year Notes, Put @ $124.50 (Cost — $163,181)	7/26/13	450	$ 161,719
Total Investments before Short-Term Investments (Cost — $828,384,945)			814,163,397

	Rate	Maturity Date	Face Amount†
Short-Term Investments — 1.8%
Repurchase Agreements — 1.8%
Bank of America repurchase agreement dated 6/28/13; Proceeds at maturity — $14,542,085; (Fully collateralized by U.S. Treasury Bonds, 2.750% due 8/15/42; Market value — $14,980,827) (Cost — $14,542,000)	0.070%	7/1/13	14,542,000	14,542,000
Total Investments — 99.1% (Cost — $842,926,945#)				828,705,397
Other Assets in Excess of Liabilities — 0.9%				7,940,606
Total Net Assets — 100.0%				$ 836,646,003

†      Face amount denominated in U.S. dollars, unless otherwise noted.

(a)  Variable rate security. Interest rate disclosed is as of the most recent information available.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)  Security has no maturity date. The date shown represents the next call date.

(d) Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

#      Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

CAD	— Canadian Dollar
IO	— Interest Only

See Notes to Financial Statements.

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10	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2013 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2013

Assets:
Investments, at value (Cost — $842,926,945)	$828,705,397
Foreign currency, at value (Cost — $1,503,148)	1,508,573
Interest receivable	5,864,104
Deposits with brokers for swap contracts	1,600,000
Unrealized appreciation on forward foreign currency contracts	815,155
Deposits with brokers for open futures contracts	549,992
Receivable from broker — variation margin on open futures contracts	51,028
Prepaid expenses	48,351
Total Assets	839,142,600

Liabilities:
OTC swaps, at value (premiums received — $1,344,829)	1,707,331
Investment advisory fee payable	423,214
Unrealized depreciation on forward foreign currency contracts	133,577
Payable for open swap contracts	69,514
Administration fee payable	28,214
Due to custodian	16,561
Accrued expenses	118,186
Total Liabilities	2,496,597
Total Net Assets	$836,646,003

Net Assets:
Common shares, no par value, unlimited number of shares authorized, 61,184,134 shares issued and outstanding (Note 5)	$844,376,761
Overdistributed net investment income	(8,166,057)
Accumulated net realized gain on investments, futures contracts, written options, swap contracts and foreign currency transactions	15,647,569
Net unrealized depreciation on investments, futures contracts, swap contracts and foreign currencies	(15,212,270)
Total Net Assets	$836,646,003

Shares Outstanding	61,184,134

Net Asset Value	$13.67

See Notes to Financial Statements.

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Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2013 Semi-Annual Report	11

Statement of operations (unaudited)

For the Six Months Ended June 30, 2013

Investment Income:
Interest	$ 8,163,955

Expenses:
Investment advisory fee (Note 2)	2,676,420
Administration fees (Note 2)	178,428
Transfer agent fees	79,921
Legal fees	58,580
Trustees’ fees	49,901
Fund accounting fees	42,371
Shareholder reports	23,870
Stock exchange listing fees	22,363
Audit and tax	19,673
Insurance	9,720
Custody fees	8,554
Miscellaneous expenses	5,080
Total Expenses	3,174,881
Net Investment Income	4,989,074

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	19,552,808
Futures contracts	1,440,057
Written options	1,254,949
Swap contracts	(903,818)
Foreign currency transactions	1,000,779
Net Realized Gain	22,344,775
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(90,785,790)
Futures contracts	(1,699,905)
Written options	16,275
Swap contracts	(518,004)
Foreign currencies	1,356,097
Change in Net Unrealized Appreciation (Depreciation)	(91,631,327)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	(69,286,552)
Decrease in Net Assets From Operations	$(64,297,478)

See Notes to Financial Statements.

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12	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2013 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended June 30, 2013 (unaudited) and the Year Ended December 31, 2012	2013	2012

Operations:
Net investment income	$ 4,989,074	$ 17,227,661
Net realized gain	22,344,775	53,215,856
Change in net unrealized appreciation (depreciation)	(91,631,327)	(7,294,205)
Increase (Decrease) in Net Assets From Operations	(64,297,478)	63,149,312

Distributions to Shareholders From (Note 1):
Net investment income	(12,298,011)	(19,450,312)
Net realized gains	—	(3,096,042)
Decrease in Net Assets From Distributions to Shareholders	(12,298,011)	(22,546,354)
Increase (Decrease) in Net Assets	(76,595,489)	40,602,958

Net Assets:
Beginning of period	913,241,492	872,638,534
End of period*	$836,646,003	$913,241,492
* Includes overdistributed net investment income of:	$(8,166,057)	$(857,120)

See Notes to Financial Statements.

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Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2013 Semi-Annual Report	13

Financial highlights

For a share of common stock outstanding throughout each year ended December 31, unless otherwise noted:

	2013[1]	2012	2011	2010	2009	2008
Net asset value, beginning of period	$14.93	$14.26	$13.27	$12.94	$11.39	$13.53

Income (loss) from operations:
Net investment income[2]	0.08	0.28	0.51	0.36	0.40	0.86
Net realized and unrealized gain (loss)	(1.14)	0.76	1.01	0.45	1.65	(2.09)
Total income (loss) from operations	(1.06)	1.04	1.52	0.81	2.05	(1.23)

Less distributions from:
Net investment income#	(0.20)	(0.32)	(0.53)	(0.41)	(0.44)	(0.91)
Net realized gains	—	(0.05)	—	—	—	—
Return of capital	—	—	—	(0.07)	(0.06)	—
Total distributions	(0.20)	(0.37)	(0.53)	(0.48)	(0.50)	(0.91)

Net asset value, end of period	$13.67	$14.93	$14.26	$13.27	$12.94	$11.39

Market price, end of period	$11.85	$13.20	$12.61	$12.53	$12.04	$10.49
Total return, based on NAV[3,4]	(7.18)%	7.35%	11.61%	6.30%	18.40%	(9.50)%
Total return, based on Market Price[5]	(8.82)%	7.64%	4.90%	8.12%	19.91%	(3.37)%

Net assets, end of period (000s)	$836,646	$913,241	$872,639	$811,717	$791,708	$696,833

Ratios to average net assets:[6]
Gross expenses	0.71%[7]	0.69%	0.68%	0.75%	0.95%	1.20%
Net expenses[8]	0.71 [7]	0.69	0.68	0.75	0.95	1.20
Net investment income	1.12 [7]	1.92	3.70	2.75	3.27	6.57

Portfolio turnover rate	52%	91%	61%	48%	41%	52%

1	For the six months ended June 30, 2013 (unaudited).
2	Per share amounts have been calculated using the average shares method.
3

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.
5

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6

Gross expenses reflects operating expenses prior to any compensating balance arrangements, fee waivers and/or expense reimbursements. Net expenses reflects expenses less any compensating balance arrangements, fee waivers and/or expense reimbursements.

7	Annualized.
8	The impact of compensating balance arrangements, if any, was less than 0.01%.
#

The actual source of the Fund’s 2013 fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the 2013 fiscal year.

See Notes to Financial Statements.

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14	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, closed-end management investment company. The Fund commenced operations on February 25, 2004.

The Fund’s primary investment objective is to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

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Notes to financial statements (unaudited) (cont’d)

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

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16	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2013 Semi-Annual Report

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
U.S. Treasury inflation protected securities	—	$665,468,784	—	$665,468,784
Asset-backed securities	—	565,553	—	565,553
Collateralized mortgage obligations	—	5,757,019	—	5,757,019
Corporate bonds & notes	—	103,345,612	—	103,345,612
Non-U.S. Treasury inflation protected securities	—	10,439,143	—	10,439,143
Sovereign bonds	—	28,425,567	—	28,425,567
Purchased options	$161,719	—	—	161,719
Total long-term investments	$161,719	$814,001,678	—	$814,163,397
Short-term investments†	—	14,542,000	—	14,542,000
Total investments	$161,719	$828,543,678	—	$828,705,397
Other financial instruments:
Forward foreign currency contracts	—	815,155	—	815,155
Total	$161,719	$829,358,833	—	$829,520,552

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$1,314,713	—	—	$1,314,713
Forward foreign currency contracts	—	$ 133,577	—	133,577
Credit default swaps on credit indices — buy protection‡	—	1,707,331	—	1,707,331
Total	$1,314,713	$1,840,908	—	$3,155,621

†  See Schedule of Investments for additional detailed categorizations.

‡  Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the

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Notes to financial statements (unaudited) (cont’d)

yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded

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18	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2013 Semi-Annual Report

on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in

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Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2013 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of June 30, 2013, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended June 30, 2013, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s

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20	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2013 Semi-Annual Report

credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

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Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2013 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

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22	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2013 Semi-Annual Report

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

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Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2013 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of June 30, 2013, the Fund held forward foreign currency contracts and credit default swaps with credit related contingent features which had a liability position of $1,840,908. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of June 30, 2013, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $1,600,000, which could be used to reduce the required payment.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Trustees. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of

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24	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2013 Semi-Annual Report

the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”). Shareholders will be informed of the tax characteristics of the distributions after the close of the 2013 fiscal year. The Board of Trustees may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

The Fund has entered into an Investment Advisory Agreement with Guggenheim Fund Investment Advisors, LLC (“Investment Adviser”), which provides for payment of a monthly fee computed at the annual rate of 0.60% of the Fund’s average weekly assets. The Investment Adviser has, in turn, entered into an Investment Management Agreement with Western Asset Management Company (“Investment Manager”), pursuant to which the Investment Manager provides investment management services to the Fund. In exchange for the services provided by the Investment Manager, the Investment Adviser pays a portion of the fees it receives from the Fund to the Investment Manager, at the annual rate of 0.27% of the Fund’s average weekly assets. “Average weekly assets” means the average weekly value of the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of

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Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2013 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

calculating “average weekly assets,” liabilities associated with any instrument or transactions used by the Investment Manager to leverage the Fund’s portfolio (whether or not such instruments or transactions are “covered” as described in the prospectus) is considered a liability.

Western Asset Management Company Limited (“Western Asset London”), Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”) and Western Asset Management Company Ltd (“Western Asset Japan”) are also the Fund’s investment managers. Western Asset London, Western Asset Singapore and Western Asset Japan provide certain investment management services to the Fund relating to currency transactions and investment in non- U.S. denominated securities. Western Asset London, Western Asset Singapore and Western Asset Japan do not receive any compensation from the Fund.

Under an administrative agreement with the Fund, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) (“Administrator”), an affiliate of the Investment Manager, provides certain administrative and accounting functions for the Fund. The Fund pays the Administrator a monthly fee at an annual rate of 0.04% of the Fund’s average weekly assets, subject to an annual minimum fee of $225,000.

3. Investments

During the six months ended June 30, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$60,201,412	$394,188,692
Sales	90,578,663	366,223,583

At June 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 23,543,109
Gross unrealized depreciation	(37,764,657)
Net unrealized depreciation	$(14,221,548)

During the six months ended June 30, 2013, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2012	200	$ 146,225
Options written	4,363	1,427,352
Options closed	(3,967)	(1,243,389)
Options exercised	—	—
Options expired	(596)	(330,188)
Written options, outstanding as of June 30, 2013	—	—

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26	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2013 Semi-Annual Report

At June 30, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Buy:
U.S. Treasury Ultra Long-Term Bonds	200	9/13	$28,483,463	$27,168,750	$(1,314,713)

At June 30, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Canadian Dollar	Credit Suisse First Boston Inc.	9,027,600	$ 8,574,060	8/16/13	$(133,577)
Contracts to Sell:
Canadian Dollar	Citibank N.A.	7,930,820	7,532,382	8/16/13	341,588
Canadian Dollar	Credit Suisse First Boston Inc.	11,179,648	10,617,992	8/16/13	473,567
					815,155
Net unrealized gain on open forward foreign currency contracts					$ 681,578

At June 30, 2013, the Fund held the following open OTC swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION1

Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays Capital Inc. (Markit CDX.NA.HY.19 Index)	$ 4,550,000	12/20/17	5.000% quarterly	$ (203,740)	$ (97,793)	$(105,947)
Barclays Capital Inc. (Markit CDX.NA.HY.19 Index)	9,100,000	12/20/17	5.000% quarterly	(407,480)	(206,276)	(201,204)
Barclays Capital Inc. (Markit CDX.NA.HY.19 Index)	9,100,000	12/20/17	5.000% quarterly	(407,480)	(334,091)	(73,389)
Barclays Capital Inc. (Markit CDX.NA.HY.20 Index)	22,750,000	6/20/18	5.000% quarterly	(688,631)	(706,669)	18,038
Total	$45,500,000			$(1,707,331)	$(1,344,829)	$(362,502)

1              If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

2              The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3              The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†              Percentage shown is an annual percentage rate.

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Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2013 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2013.

ASSET DERIVATIVES1

	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[2]	$161,719	—	$161,719
Forward foreign currency contracts	—	$815,155	815,155
Total	$161,719	$815,155	$976,874

LIABILITY DERIVATIVES1

	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts[3]	$1,314,713	—	—	$1,314,713
OTC swap contracts[4]	—		$1,707,331	1,707,331
Forward foreign currency contracts	—	$133,577	—	133,577
Total	$1,314,713	$133,577	$1,707,331	$3,155,621

1              Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2              Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

3              Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

4              Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(1,080,218)	—	—	$(1,080,218)
Written options	1,254,949	—	—	1,254,949
Futures contracts	1,440,057	—	—	1,440,057
Swap contracts	—	—	$(903,818)	(903,818)
Forward foreign currency contracts	—	$732,034	—	732,034
Total	$1,614,788	$732,034	$(903,818)	$ 1,443,004

1         Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

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28	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2013 Semi-Annual Report

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$ (1,462)	—	—	$ (1,462)
Written options	16,275	—	—	16,275
Futures contracts	(1,699,905)	—	—	(1,699,905)
Swap contracts	—	—	$(518,004)	(518,004)
Forward foreign currency contracts	—	$1,364,164	—	1,364,164
Total	$(1,685,092)	$1,364,164	$(518,004)	$ (838,932)

1            The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the six months ended June 30, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$ 69,085
Written options†	60,123
Futures contracts (to buy)	51,247,947
Futures contracts (to sell)†	11,312,779
Forward foreign currency contracts (to buy)	23,906,539
Forward foreign currency contracts (to sell)	47,461,739

Average Notional Balance
Credit default swap contracts (to buy protection)	$31,200,000
Credit default swap contracts (to sell protection)†	5,442,857

†  At June 30, 2013, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral held by the Fund at June 30, 2013:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received[2,3]	Net Amount
Purchased options[4]	$ 161,719	$ —	$161,719
Futures contracts[5]	51,028	(51,028)	—
Forward foreign currency contracts	815,155	—	815,155
Total	$1,027,902	$ (51,028)	$976,874

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Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2013 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at June 30, 2013:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3]	Net Amount
OTC swap contracts	$1,707,331	$(1,600,000)	$107,331
Forward foreign currency contracts	133,577	—	133,577
Total	$1,840,908	$(1,600,000)	$240,908

1              Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

2              Gross amounts not offset in the Statement of Assets and Liabilities.

3              In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

4              Market value of purchased options is shown in investments at value in the Statement of Assets and Liabilities.

5              Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Common Shares

Of the 61,184,134 shares of common stock outstanding at June 30, 2013, the Investment Managers owned 6,981 shares.

6. Trustee compensation

Each Independent Trustee receives a fee of $20,000 for serving as a Trustee of the Fund and a fee of $1,500 and related expenses for each meeting of the Board of Trustees attended. The Chairman of the Board receives an additional $5,000 for serving in that capacity. The Audit Committee Chairman and the Governance and Nominating Committee Chairman each receive an additional $3,000 for serving in their respective capacities. Members of the Audit Committee and the Governance and Nominating Committee receive $500 for each committee meeting attended.

7. Distributions subsequent to June 30, 2013

On June 3, 2013, the Fund’s Board of Trustees (the “Board”) declared a distribution in the amount of $0.0335 per share payable on June 28, 2013 to shareholders of record on June 14, 2013.

On July 1, 2013, the Board declared a distribution in the amount of $0.0335 per share, payable on July 31, 2013 to shareholders of record on July 15, 2013.

8. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting

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30	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2013 Semi-Annual Report

Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

9. Shareholder meeting results

The Fund’s annual meeting of shareholders was held on April 30, 2013. Of the 61,184,134 common shares outstanding on the record date for the meeting, the following shares were voted at the meeting:

Election of Trustee	For	Withheld
Kenneth D. Fuller	45,093,910	2,291,616
Ronald E. Toupin, Jr.	44,110,897	3,274,629

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Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2013 Semi-Annual Report	31

Dividend reinvestment plan

The Fund and American Stock Transfer & Trust Company LLC (“Agent”), as the Transfer Agent and Registrar of WIW, offer a convenient way to add shares of WIW to your account. WIW offers to all common shareholders a Dividend Reinvestment Plan (“Plan”). Under the Plan, cash distributions (e.g., dividends and capital gains) on the common shares are automatically invested in shares of WIW unless the shareholder elects otherwise by contacting the Agent at the address set forth below.

As a participant in the Dividend Reinvestment Plan, you will automatically receive your dividend or net capital gains distribution in newly issued shares of WIW, if the market price of the shares on the date of the distribution is at or above the net asset value (NAV) of the shares, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV, less estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market, the Agent will, as agent for the participants, buy shares of WIW through a broker on the open market. All common shares acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent.

Additional information regarding the plan

WIW will pay all costs applicable to the Plan, except for brokerage commissions for open market purchases by the Agent under the Plan, which will be charged to participants. All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Trustees may declare.

You may terminate participation in the Plan at any time by giving notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions. Upon termination, a participant will receive a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service and only one Form 1099-DIV will be sent to participants each year.

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32	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Inquiries regarding the Plan, as well as notices of termination, should be directed to American Stock Transfer & Trust Company LLC, 6201 15th Avenue, Brooklyn, NY 11219. Investor Relations telephone number 1-888-888-0151.

Schedule of portfolio holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s Form N-Q by calling 1-800-345-7999, by visiting the Fund’s website (http://www.guggenheiminvestments.com/wiw), or by writing to the Fund, or you may obtain a copy of this report (and other information relating to the Fund) from the SEC’s website (http://www.sec.gov). Additionally, the Fund’s Form N-Q can be viewed or copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room can be obtained by calling 1-800-SEC-0330.

__

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund	33

Western Asset/Claymore

Inflation-Linked Opportunities & Income Fund

Trustees	Investment managers	Custodian
Kenneth D. Fuller*	Western Asset Management Company	State Street Bank and Trust Company
Michael Larson	Western Asset Management Company Limited	1 Lincoln Street
Ronald A. Nyberg	Western Asset Management Company Pte. Ltd.	Boston, MA 02111
Ronald E. Toupin, Jr.	Western Asset Management Company Ltd
Legal counsel
Officers	Investment adviser	Ropes & Gray LLP
Kenneth D. Fuller*	Guggenheim Funds Investment Advisors, LLC	1211 Avenue of the Americas
President		New York, NY 10036
Charles A. Ruys de Perez
Vice President		Independent registered public accounting firm
Todd F. Kuehl		PricewaterhouseCoopers LLP
Chief Compliance Officer		100 East Pratt Street
Richard F. Sennett		Baltimore, MD 21202
Principal Financial and Accounting Officer
Erin K. Morris		Transfer agent
Treasurer		American Stock Transfer & Trust Company LLC
Mark E. Mathiasen		6201 15th Avenue,
Secretary		Brooklyn, NY 11219

*  Effective April 30, 2013, Mr. Fuller became a Trustee and President.

Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•             Personal information included on applications or other forms;

•             Account balances, transactions, and mutual fund holdings and positions;

•             Online account access user IDs, passwords, security challenge question responses; and

•             Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•             Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•             Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•             The Funds’ representatives such as legal counsel, accountants and auditors; and

•             Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

NOT PART OF THE SEMI-ANNUAL REPORT

Privacy and Security Notice (cont’d)

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Funds’ website at www.guggenheiminvestments.com, or contact the Fund at 1-800-345-7999.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

385 East Colorado Boulevard

Pasadena, CA 91101

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call 1-800-345-7999.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-345-7999, (2) on the Fund’s website at www.guggenheiminvestments.com/wiw and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset/Claymore Inflation-Linked Opportunities & Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock

Transfer & Trust Company

6201 15th Avenue,

Brooklyn, NY 11219

WASX013851

ITEM 2.                                                  CODE OF ETHICS.

Not applicable.

ITEM 3.                                                  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable

ITEM 4.                                                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.                                                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.                                                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                  DISCLOSURE OF PROXY VOITNG POLIIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.                                                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

NAME AND	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	PAST 5 YEARS

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset from 2000 to 2008; Chief Investment Officer of Western Asset since 2008.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Co-portfolio manager of the fund; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Paul E. Wynn Western Asset 385 East Colorado Blvd. Pasadena, CA	Co-portfolio manager of the fund; portfolio manager at Western Asset for more than five years

Dennis J. McNamara Western Asset 385 East Colorado Blvd. Pasadena, CA	Co-portfolio manager of the fund; portfolio manager at Western Asset for more than five years

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of December 31, 2012.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

Stephen A. Walsh‡	98 registered investment companies with $190.8 billion in total assets under management	229 Other pooled investment vehicles with $99.2 billion in assets under management(1)	718 Other accounts with $171.0 billion in total assets under management(2)

Keith J. Gardner‡	30 registered investment companies with $25.4 billion in total assets under management	27 Other pooled investment vehicles with $15.1 billion in assets under management(3)	170 Other accounts with $41.5 billion in total assets under management(4)

Michael C. Buchanan‡	42 registered investment Companies with $32.1 billion in total assets Under management	45 Other pooled investment vehicles with $26.4 billion in assets under management(5)	197 Other accounts with $49.0 billion in total assets under management(6)

Paul E. Wynn ‡	5 registered investment Companies with $2.4 billion in total assets Under management	6 Other pooled investment vehicles with $0.9 billion in assets under management	31 Other accounts with $5.0 billion in total assets under management(7)

Dennis J. McNamara ‡	33 registered investment Company with $144.9 billion in total assets Under management	26 Other pooled investment vehicles with $10.4 billion in assets under management	149 Other accounts with $49.0 billion in total assets under management(8)

(1)	Includes 5 accounts managed, totaling $813.3 million, for which advisory fee is performance based.
(2)	Includes 67 accounts managed, totaling $16.4 billion, for which advisory fee is performance based.
(3)	Includes 1 account managed, totaling $141.0 million, for which advisory fee is performance based.
(4)	Includes 21 accounts managed, totaling $7.1 billion, for which advisory fee is performance based.
(5)	Includes 3 accounts managed, totaling $0.5 billion, for which advisory fee is performance based.
(6)	Includes 22 accounts managed, totaling $7.1 billion, for which advisory fee is performance based.
(7)	Includes 4 accounts managed, totaling $0.6 billion, for which advisory fee is performance based.
(8)	Includes 8 accounts managed, totaling $1.5 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Walsh is involved in the management of all the Firm’s portfolios, but he is not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. He is responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

ITEM 9.                                                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                                           SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item 10.

ITEM 11.                                           CONTROLS AND PROCEDURES.

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.                                           EXHIBITS.

(a) (1)               Not applicable.

Exhibit 99.CODE ETH

(a) (2)               Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

By:	/s/Kenneth D.Fuller
Kenneth D. Fuller
Trustee and President
Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Date:	August 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth D. Fuller
Kenneth D. Fuller
Trustee and President
Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Date:	August 28, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Date:	August 28, 2013